September 1, 2026

Summary

Prospectus

Victory Nasdaq-100 Index Fund

Fund Shares	Institutional Shares	Class A	Class C	Class R6
USNQX	UINQX	UANQX	UCNQX	URNQX

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated September 1, 2026, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.

You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

vcm.com

(800) 235-8396

Victory Nasdaq-100 Index Fund Summary

Investment Objective

The Victory Nasdaq-100 Index Fund (the “Fund”) seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index1. The Nasdaq-100 Index (the “Index”) represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market®.

1Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the “Corporations”) and have been licensed for our use.

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 29 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.

Shareholder Fees

(paid directly from your investment)

	Fund	Institutional
	Shares	Shares	Class A	Class C	Class R6

Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)	None	None	2.25%	None	None

Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of purchase or				1.00%1	None
sale price)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%	0.20%	0.20%

Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	1.00%	0.00%

Other Expenses	0.22%	0.23%	0.31%	0.38%	0.09%

Total Annual Fund Operating Expenses	0.42%	0.43%	0.76%	1.58%	0.29%

Fee Waiver/Expense Reimbursement2	0.00%	0.00%	(0.06)%	(0.13)%	0.00%
Total Annual Fund Operating Expenses After
Fee Waiver and/or Expense Reimbursement2	0.42%	0.43%	0.70%	1.45%	0.29%

1Applies to shares sold within 12 months of purchase.

2Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.48%, 0.44%, 0.70%, 1.45%, and 0.40% of the Fund Shares, Institutional Shares, Class A, Class C, and Class R6, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory Nasdaq-100 Index Fund Summary

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$43	$135	$235	$530

Institutional Shares	$44	$138	$241	$542

Class A	$295	$457	$632	$1,141

Class C	$248	$486	$848	$1,647

Class R6	$30	$ 93	$163	$368

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$148	$486	$848	$1,647

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities included in the Index. This strategy may be changed upon 60 days’ prior written notice to shareholders. The Index is an index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization.

In seeking to track the performance of the Index, the Fund will normally invest in all the common stocks of companies in the Index in roughly the same proportions as their weightings in the index. While the Fund attempts to replicate the Index, there may be times when the Fund and the Index do not match exactly. At times, the Fund may purchase a stock not included in the Index when it believes doing so would be a cost-efficient way of approximating the Index’s performance, for example, in anticipation of a stock being added to the Index. To the extent that the Index concentrates in the securities of a particular industry or group of industries, the Fund will similarly concentrate its investments. As of the date of this Prospectus, the Fund’s investments are not concentrated in any industry or group of industries, although the Fund’s investments are more focused in the technology sectors, consistent with the Index.

Victory Nasdaq-100 Index Fund Summary

The Fund is non-diversified and expects to hold a larger portion of its assets in a smaller number of issuers.

Principal Risks

The Fund’s investments are subject to the following principal risks:

General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

Non-Diversification Risk - The Fund is non-diversified, which means that it may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.

Sector Risk – To the extent the Fund’s investments are concentrated in an industry or group of industries or focused in one or more sectors, such as technology sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Tracking Error Risk – While the Fund attempts to match the performance of the Index as closely as possible before the deductions of fees and expenses, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund tracks the Index.

Passive Management Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Fund’s Index or of the actual securities included in the Index. This differs from an

Victory Nasdaq-100 Index Fund Summary

actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance could be lower than actively managed funds that can shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on a Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.

Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares’ volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund’s regulatory broad-based securities market index, the Fund’s benchmark index, and a broad-based securities market index with investment characteristics similar to those of the Fund. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800)

235-8396.

Victory Nasdaq-100 Index Fund Summary

Calendar Year Returns for Fund Shares

75%
	54.41%
50%	48.30%
	38.86%

	32.29%	20.58%
	26.96%
25%		25.42%

	6.68%
0%	-0.44%

-25%
	-32.69%
-50%

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	30.14%	June 30, 2020
Lowest Quarter	-22.40%	June 30, 2022
Year-to-date return	20.07%	June 30, 2026

				10 Years
Average Annual Total Returns				(or Life
(For the Periods Ended December 31, 2025)		1 Year	5 Years	of Class)
FUND SHARES Before Taxes		20.58%	14.82%	19.17%

FUND SHARES After Taxes on Distributions		19.74%	13.91%	18.53%

FUND SHARES After Taxes on Distributions and Sale of Fund Shares		12.79%	11.67%	16.33%

INSTITUTIONAL SHARES Before Taxes		20.56%	14.81%	18.83%1
CLASS A Before Taxes		17.54%	13.99%	18.03%1
CLASS C Before Taxes		18.34%	13.65%	17.63%1
CLASS R6 Before Taxes		20.71%	14.97%	19.78%2
Indices

S&P 500® Index
reflects no deduction for fees, expenses, or taxes		17.88%	14.42%	14.82%

Nasdaq-100 Index
reflects no deduction for fees, expenses, or taxes		21.02%	15.30%	19.70%

Russell 1000® Growth Index
reflects no deduction for fees, expenses, or taxes		18.56%	15.32%	18.13%

1Inception date of Institutional Shares, Class A, and Class C is June 29, 2020.

2 Inception date of Class R6 is March 1, 2017.

Victory Nasdaq-100 Index Fund Summary

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio manager primarily responsible for the day-to-day management of the Fund is a member of the Adviser’s Victory Solutions platform.

Portfolio Management

		Title	Tenure with the Fund
	President, Investment Franchises
Mannik S. Dhillon, CFA, CAIA	& Solutions			Since 2019
	Portfolio Manager,
Lela Dunlap, CFA	VictoryShares and Solutions			Since 2025
Purchase and Sale of Fund Shares

Investment Minimums	Fund Shares	Institutional Shares	Class A	Class C	Class R6
Minimum Initial Investment	$3,000	$1,000,000	$2,500	$2,500	None

Minimum Subsequent
Investments	$50	None	$50	$50	None

You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

For Class A and Class C shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

Class R6 shares are available through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Class R6 shares also are available to eligible investors as described in the prospectus. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.

Victory Nasdaq-100 Index Fund Summary

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA,

401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the Class R6. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds

P.O. Box 182903

Columbus, OH 43218-2903

98026-0926